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Exhibit 23.3

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation by reference in this registration statement our report dated February 20, 2001 included in the previously filed Form SB-2 (Registration File No. 333-57358) and to all references to our Firm included in this registration statement.

                      /s/ Arthur Andersen LLP

Los Angeles, California
July 24, 2001

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CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS